SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Bristol-Myers Squibb Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 4, 2010.

BRISTOL-MYERS SQUIBB COMPANY

PO. BOX 4000

PRINCETON. NJ 08540

Meeting Information
Meeting Type: Annual Meeting of Stockholders
For holders as of: 03/11/10
Date: 05/04/10 Time: 10:00 A.M.
Location:	Bristol-Myers Squibb Company 777 Scudders Mill Road Plainsboro, NJ 08536
For directions to the meeting, please see the inside back cover of the Proxy Statement or call the company at (609) 897-2000.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
THE NOTICE OF 2010 ANNUAL MEETING	PROXY STATEMENT	ANNUAL REPORT
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/20/10.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: All stockholders of record and stockholders in street name who have obtained a legal proxy may vote in person at the meeting. If you plan on attending the meeting in person, please bring this Notice. This Notice serves as your admission ticket to the meeting. It will only admit the stockholder(s) listed in this Notice and is not transferable. Please bring photo identification if you plan to attend the meeting in person.

Vote By Internet: To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time either on (i) April 30, 2010 for shares in employee benefit plans, or (ii) May 4, 2010 for all other shares. Have this Notice in hand when you access the website and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE “FOR” EACH DIRECTOR UNDER ITEM 1.

1. Election of Directors

Nominees:

1A)	L. Andreotti

1B)	L. B. Campbell

1C)	J. M. Cornelius

1D)	L. J. Freeh

1E)	L. H. Glimcher, M.D.

1F)	M. Grobstein

1G)	L. Johansson

1H)	A. J. Lacy

1I)	V. L. Sato, Ph.D.

1J)	T. D. West, Jr.

1K)	R. S. Williams, M.D.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 2, 3, 4 and 5.

2. Ratification of the Appointment of Independent Registered Public Accounting Firm.

3. Approval of Amendment to Certificate of Incorporation - Special Stockholder Meetings.

4. Approval of Amendment to Certificate of Incorporation - Supermajority Voting Provision - Common Stock.

5. Approval of Amendment to Certificate of Incorporation - Supermajority Voting Provisions - Preferred Stock.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS 6, 7 and 8.

6. Executive Compensation Disclosure.

7. Shareholder Action By Written Consent.

8. Report on Animal Use.